                 FIFTH WAIVER dated as of October 7, 1998 (this "Waiver"), among FPA MEDICAL MANAGEMENT, INC., a Delaware corporation and debtor and debtor-in-possession (the "Borrower"), each direct and indirect Subsidiary of the Borrower party to the Credit Agreement referred to below (the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession, the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Lenders") and BANKBOSTON, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                             W I T N E S S E T H :


                 WHEREAS, the parties to this Waiver are parties to the Revolving Credit and Guarantee Agreement dated as of July 20, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement");

                 WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower;

                 WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders agree to waive certain provisions of the Credit Agreement in the manner provided in this Waiver; and

                 WHEREAS, the Administrative Agent and the Lenders have agreed to such waiver, but only upon the terms and subject to the conditions set forth herein.

                 NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:


                 SECTION 1.       DEFINITIONS.

                 1.1. Defined Terms. Unless otherwise defined herein and except as set forth in this Waiver, terms defined in the Credit Agreement are used herein as therein defined.


                 SECTION 2. WAIVER. Subject to the terms and conditions hereof, the Lenders hereby waive application of, and any Default or Event of Default that would otherwise occur under:

                          (a) Section 5.1 (Financial Statements) of the Credit Agreement as a result of the failure of the Borrower to deliver the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of July, 1998 and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for July, 1998 and the period from the Filing Date through the end of July, 1998;

                          (b) Section 6.2 (Limitation on Liens) of the Credit Agreement as a result of the existence of the Liens and right of set-off in favor of First Union National Bank ("First Union") pursuant to the "Deposit Agreement and Disclosures for Non-Personal Accounts" between the Borrower and First Union;

                          (c) Section 6.12 (Cash Concentration) of the Credit Agreement as a result of the transfer of the cash management system of the Borrower and its Subsidiaries to First Union;

                          (d) Section 6.19 (Minimum Net Cash Flow From Operations) of the Credit Agreement as a result of the failure of each of (i) Sterling and its respective Subsidiaries and Affiliates, and (ii) Gonzaba and its respective Subsidiaries and Affiliates to achieve the required minimum cumulative Net Cash Flow from Operations for the period from the Filing Date through September 25, 1998; and

                          (e) Section 6.20 (Minimum Receipts) of the Credit Agreement as a result of the failure of (i) the Borrower and the Guarantors, taken as a whole, (ii) Sterling and its respective Subsidiaries and Affiliates, and (iii) FPA Florida Medical Groups and its respective Subsidiaries and Affiliates, to achieve the required minimum aggregate cash receipts for the period from the Filing Date through September 25, 1998.

provided that (x) the waiver contained in paragraph (a) of this Section 2 shall terminate unless such consolidated balance sheet and related unaudited consolidated statements of income and retained earnings and of cash flows are received by the Administrative Agent by Friday, October 9, 1998, and (y) each of the waivers contained in paragraphs (b) through (e) of this Section 2 shall terminate on October 21, 1998.

                 SECTION 3.       MISCELLANEOUS.

                 3.1. Effectiveness. This Waiver shall become effective upon the date on which the Administrative Agent shall have received, with counterparts for each Lender, this Waiver, duly executed and delivered by the Borrower, the Guarantors and the Required Lenders.

                 3.2. Representations and Warranties. After giving effect to this Waiver and any previous waivers currently in effect, each of the Borrower and the Guarantors hereby confirms, reaffirms and restates the representations and warranties set forth in Section 3 of the Credit Agreement.

                 3.3. Continuing Effect; No Other Amendments or Waivers. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and the other

Loan Documents are and shall remain in full force and effect. The waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

                 3.4. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                 3.5. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        BORROWER

                                        FPA MEDICAL MANAGEMENT, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        GUARANTORS

                                        AHI HEALTHCARE SYSTEMS, INC.
                                        AHI (TEXAS) HEALTHCARE SYSTEMS, INC.
                                        AMG MANAGEMENT COMPANY
                                        AMERICAN HEALTH MEDICAL GROUP, DOWNEY,
                                            INC.
                                        ARIZONA MANAGED CARE PROVIDERS, LTD.
                                        AVANTI HEALTH SYSTEMS OF TEXAS, INC.
                                        BHP IPA, INC.
                                        BEVERLY HILLS/WEST LOS ANGELES MEDICAL
                                            NETWORK, A MEDICAL GROUP, INC.
                                        CAROLINA HEALTH CARE GROUP, P.C.
                                        CENTURY FAMILY MEDICAL GROUP, INC.
                                        CINCINNATI HEALTH PARTNERS, INC.
                                        COMPREHENSIVE PRIMARY CARE MSO, INC.
                                        CONNEKT, LLC
                                        CORNERSTONE PHYSICIANS CORPORATION
                                        CORNERSTONE PHYSICIANS OF PHOENIX, INC.
                                        FHC IPA, INC.
                                        FHMG/TDMC MEDICAL GROUP, A PROFESSIONAL
                                            CORPORATION
                                        FAMILY PRACTICE ASSOCIATES OF SOUTHERN
                                            CALIFORNIA, A MEDICAL CORP.
                                        FPA ACQUISITION CORPORATION
                                        FPA AXMINSTER MEDICAL GROUP, INC.
                                        FPA HOLDING COMPANY OF CALIFORNIA, INC.
                                        FPA INDEPENDENT PRACTICE ASSOCIATION,
                                            A MEDICAL CORP.
                                        FPA MEDICAL FOUNDATION

                                        FPA MEDICAL GROUP OF ARIZONA, P.C.
                                        FPA MEDICAL GROUP OF CALIFORNIA, INC.
                                        FPA MEDICAL GROUP OF DELAWARE, P.A.
                                        FPA MEDICAL GROUP OF FLORIDA, INC.
                                        FPA MEDICAL GROUP OF GEORGIA, P.C.
                                        FPA MEDICAL GROUP OF KANSAS, P.A.
                                        FPA MEDICAL GROUP OF KENTUCKY, INC.
                                        FPA MEDICAL GROUP OF NEW JERSEY,
                                            A PROFESSIONAL CORPORATION
                                        FPA MEDICAL GROUP OF NORTHERN
                                               CALIFORNIA, INC.
                                        FPA MEDICAL GROUP OF PENNSYLVANIA,
                                            A MEDICAL CORPORATION
                                        FPA MEDICAL GROUP OF TEXAS, A TEXAS

                                            PROFESSIONAL ASSOCIATION
                                        FPA MEDICAL GROUP OF THE GREATER BAY
                                            AREA, INC.
                                        FPA MEDICAL GROUP, P.A.
                                        FPA MEDICAL MANAGEMENT OF ARIZONA, INC.
                                        FPA MEDICAL MANAGEMENT OF CALIFORNIA,
                                            INC.
                                        FPA MEDICAL MANAGEMENT OF FLORIDA, INC.
                                        FPA MEDICAL MANAGEMENT OF GEORGIA, INC.
                                        FPA MEDICAL MANAGEMENT OF ILLINOIS, INC.
                                        FPA MEDICAL MANAGEMENT OF KENTUCKY,
                                            INC.
                                        FPA MEDICAL MANAGEMENT OF LOUISIANA,
                                            INC.
                                        FPA MEDICAL MANAGEMENT OF MISSOURI, INC.
                                        FPA MEDICAL MANAGEMENT OF NORTH
                                            CAROLINA, INC.
                                        FPA MEDICAL MANAGEMENT OF SOUTH
                                            CAROLINA, INC.
                                        FPA MEDICAL MANAGEMENT OF TENNESSEE,
                                            INC.
                                        FPA MEDICAL MANAGEMENT OF TEXAS, INC.
                                        FPA MEDICAL MANAGEMENT OF THE
                                            MID-ATLANTIC, INC.
                                        FPA OF GEORGIA, INC.
                                        FPA SURGICAL CENTER, INC.
                                        FPA WOMEN'S CARE OF GEORGIA, INC.
                                        FPA/GREGORY MEDICAL GROUP OF NEVADA,
                                            LTD.

                                       FOUNDATION HEALTH IPA, A PROFESSIONAL
                                            MEDICAL CORPORATION
                                       G.P.M. IPA, INC.
                                       GATEWAY IPA, INC.
                                       GATEWAY PHYSICIANS SERVICES, INC.
                                       GOTHAM MANAGEMENT, INC.
                                       GOTHAM MID-TOWN MANAGEMENT, INC.
                                       HAYWARD VESPER MEDICAL GROUP, INC.
                                       HEALTH ONE ASSOCIATES, INC.
                                       HEALTH PARTNERS, INC.
                                       HEALTHCAP, INC.
                                       HEALTHCAP-MISSOURI, INC.
                                       HEALTHCAP-NEVADA, INC.
                                       INTERGROUP IPA, P.C.
                                       MID-LEVEL PRACTITIONERS, INC.
                                       MONTEBELLO PHYSICIANS MEDICAL GROUP,
                                            INC.
                                       NOVA HEALTHCARE MEDICAL GROUP, INC.
                                       NOVA PHYSICIANS MEDICAL CORPORATION,
                                            INC.
                                       OB-GYN MANAGEMENT, INC.
                                       PHYSICIAN NETWORK OF WHITTIER MEDICAL
                                            ASSOCIATES, INC.
                                       PHYSICIANS MEDICAL GROUP OF FLORIDA, INC.
                                       PRIMARY CARE MEDICAL GROUP AT LITTLE
                                            COMPANY OF MARY HOSPITAL, INC.
                                       PRIVATE PHYSICIANS GROUP AT STANFORD, A
                                            MEDICAL GROUP, INC.
                                       SAN ANTONIO HEALTH PARTNERS, INC.
                                       ST. FRANCIS CARE MEDICAL GROUP
                                       STERLING ANESTHESIA, INC.
                                       STERLING CREDENTIALS VERIFICATION
                                            SERVICES, INC.
                                       STERLING EMERGENCY MEDICAL CARE, INC.
                                       STERLING EMERGENCY TREATMENT
                                            ASSOCIATES, INC.
                                       STERLING HEALTHCARE GROUP, INC.
                                       STERLING HEALTHCARE MEDICAL CORP.
                                       STERLING HEALTHCARE OF TEXAS, P.A.
                                       STERLING MEDICAL GROUP OF MICHIGAN, INC.
                                       STERLING MEDICAL GROUP OF MICHIGAN, P.C.
                                       STERLING MEDNET EMERGENCY SERVICES, INC.
                                       STERLING MIAMI, INC.
                                       STERLING MICHIGAN, P.C.
                                       STERLING PROFESSIONAL EMERGENCY

                                       PHYSICIANS, LLC
                                   STERLING RADIOLOGY, INC.
                                   STERLING REGIONAL EMERGENCY SERVICES,
                                       INC.
                                   STERLING SUB TEXAS, INC.
                                   THE DOCTORS OFFICENTER MEDICAL GROUP OF
                                       HOUSTON, P.A.
                                   THE DOCTORS OFFICENTER MEDICAL GROUP OF
                                       DALLAS, P.A.
                                   THOMAS-DAVIS MEDICAL CENTERS, P.C.
                                   VIP IPA, A PROFESSIONAL MEDICAL
                                       CORPORATION
                                   VIRGINIA HEALTH PARTNERS, INC.
                                   VMS MEDICAL IPA, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   BANKBOSTON, N.A., as Administrative Agent and as a Lender


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   CHASE SECURITIES INC.,
                                   as Agent for The Chase Manhattan Bank


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                        LEHMAN COMMERCIAL PAPER INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                        INCOME TRUST


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title: